                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                             Fentura Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)
                             Fentura Bancorp, Inc.
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                             FENTURA BANCORP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 MARCH 19, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Fentura Bancorp, Inc. will be held at the St. John Activity Center, 610 N. Adelaide St., Fenton, Michigan 48430, on Wednesday, March 19, 1997, at 7:00 p.m., for the following purposes:

          1. To elect two Directors constituting the "Class III Directors" of the Board of Directors, to serve for three years until the 2000 Annual Meeting of Shareholders and until their respective successors are elected and have qualified.

          2. To approve an amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares of common stock from 1,000,000 to 2,000,000.

          3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on February 14, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

     You are cordially invited to attend the Annual Meeting in person, but whether or not you plan to attend, please complete, sign and date the enclosed Proxy and mail it in the return envelope which is enclosed for that purpose. It will assist us in preparing for the Annual Meeting if shareholders will return their signed Proxies promptly, whether they own few or many shares. If you do attend the Annual Meeting, you may, if you wish, revoke your Proxy and vote your shares in person.

                                          By Order of the Board of Directors

                                          RICHARD A. BAGNALL
                                          Secretary

Fenton, Michigan
February 21, 1997

                             FENTURA BANCORP, INC.
                           -------------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                      1997

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Fentura Bancorp, Inc. (the "Corporation") of Proxies to be voted at the 1996 Annual Meeting of Shareholders of the Corporation (the "Annual Meeting") and any adjournment or adjournments thereof. The Annual Meeting will be held on March 19, 1997, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The mailing address of the principal executive office of the Corporation is One Fenton Square, Fenton, Michigan 48430-0725.

     This Proxy Statement, the Proxy, and Notice of Annual Meeting is being first mailed to shareholders on February 21, 1997.

SHAREHOLDERS ENTITLED TO VOTE

     Only shareholders of record at the close of business on February 14, 1997, are entitled to notice of and to vote at the Annual Meeting. On February 14, 1997, there were 677,147 shares of Common Stock, $5.00 par value, of the Corporation outstanding and entitled to vote at the Annual Meeting held by 498 holders of record. Each share of Common Stock is entitled to one vote. The Common Stock constitutes the only voting security of the Corporation entitled to vote upon the proposals to be presented at the Annual Meeting. The presence at the Annual Meeting, whether in person or by proxy, of the holders of a majority of the shares of the Corporation's Common Stock outstanding and entitled to vote on the record date will constitute a quorum.

VOTING SHARES REPRESENTED BY PROXIES

     The only matters known to the Board of Directors to be presented at the Annual Meeting are the election of Directors and the approval of a proposal to increase the outright number of shares of the Corporation's common stock. If any other matter is presented upon which a vote properly may be taken, the persons named in the accompanying form of Proxy intend to vote the shares represented by such Proxies in accordance with their judgment. Shares represented by properly executed Proxies received by the Corporation will be voted at the Annual Meeting in the manner specified therein. If no instructions are specified in the Proxy, the shares represented thereby will be voted in favor of the proposals presented at the Annual Meeting by the Board of Directors. Any Proxy may be revoked by the person giving it at any time prior to being voted.

ELECTION OF DIRECTORS

     The first matter to be considered at the Annual Meeting will be the election of Directors. In accordance with the Corporation's Articles of Incorporation and Bylaws, the Board of Directors is divided into three classes. Each year, on a rotating basis, the terms of office of the Directors in one of the three classes expire. Successors to the class of Directors whose terms have expired are elected for a three-year term. Donald L. Grill is the only Director whose term expires at the Annual Meeting ("Class III Directors").

     The Board of Directors has nominated Mr. Grill for re-election as a Class III Director and Mr. Forrest A. Shook to fill a presently vacant position as a Class III Director at the Annual Meeting. Those persons who are elected as Class III Directors at the Annual Meeting will hold office for three years. Their terms will expire at the 2000 Annual Meeting of Shareholders and upon the election and qualification of their successors. If any of the nominees is unable to serve, the number of Directors to be elected at the Annual Meeting may be reduced by the number unable to serve and for whom no substitute is recommended by the Board of Directors.

     So far as the Board is advised, only the two persons named above as nominees will be nominated for election as Directors at the Annual Meeting. The shares represented by Proxies in the accompanying form will be voted for the election of such nominees unless a contrary direction is indicated. If any of the nominees are unable to serve, which the Board does not contemplate, the Proxies may be voted for the election of such other person or persons as the Board of Directors recommends.

     Directors will be elected by a plurality of the votes cast at the Annual Meeting. Abstentions and broker nonvotes will have no effect on the election of directors.

INFORMATION CONCERNING NOMINEES AND INCUMBENT DIRECTORS

     The name and age of each nominee and each incumbent or nominee Director, his five-year business experience and the year he became a Director of the Corporation, according to information furnished to the Corporation by him, are as follows:


                NAME                     AGE                BUSINESS EXPERIENCE                DIRECTOR SINCE
                ----                     ---                -------------------                --------------
                           DIRECTOR NOMINEES -- TERMS EXPIRING IN 1997 (CLASS III)
Donald L. Grill                          49     President and Chief Executive Officer of            1996
                                                the Corporation and The State Bank, 1996 to
                                                present; Director, The State Bank, 1996 to
                                                present. Various executive positions
                                                (including Vice President, Executive Vice
                                                President, President and Chief Executive
                                                Officer) with First of America Bank
                                                Corporation and its subsidiaries,
                                                1983-1996.
Forrest A. Shook                         54     President, NLB Corporation, 1971 to
                                                present; Director, The State Bank, 1996 to
                                                present
                           INCUMBENT DIRECTORS -- TERMS EXPIRING IN 1998 (CLASS I)
Philip J. Lasco(1)                       50     Owner, Lasco Ford Chrysler                          1995
Jon S. Gerych(1)                         45     President, Gerych Greenhouse, Inc.                  1992
Thomas P. McKenney(1)                    44     Attorney, Kohl, Secrest, Wardle, Lynch,             1992
                                                Clark & Hampton
Glen J. Pieczynski(1)                    55     Owner, Linden True Value Hardware, Inc.             1992
                          INCUMBENT DIRECTORS -- TERMS EXPIRING IN 1999 (CLASS II)
Brian P. Petty(1)                        39     Owner, Fenton Glass Service, Inc.                   1995
Richard A. Bagnall                       55     Executive Vice President, 1988 to present;          1990
                                                Director of The State Bank, 1989 to
                                                present; Secretary of The State Bank, 1990
                                                to present; Treasurer of Fentura Bancorp,
                                                Inc., 1989 to present; Director & Secretary
                                                of Fentura Bancorp, Inc. 1990 to present
Russell H. Van Gilder, Jr.               62     Vice Chairman of the Board of Fentura               1987
                                                Bancorp, Inc., 1995 to present; Vice
                                                Chairman of the Board of The State Bank,
                                                1995 to present; Director of Fentura
                                                Bancorp, Inc., 1987 to present; Director of
                                                The State Bank, 1981 to present; President
                                                (1975 to 1996) and Chairman (1996 to
                                                present) VG's Food Center, Inc.


-------------------------
(1) Each person has been so occupied for more than five years.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE CORPORATION

     The Corporation itself has no standing committees of the Board of Directors. The Board of Directors of the Corporation's sole operating bank subsidiary, The State Bank (the "Bank") has Executive, Audit, and Compensation Committees.

     The Executive Committee during 1996 was composed of Robert J. Dery, Russell
H. Van Gilder, Jr., Robert L. Cole (until April 24, 1996) and Richard A. Bagnall, and met 11 times during 1996. The Executive Committee oversees the day-to-day management of the Bank between Board meetings.


     The Audit Committee met four times during 1996 and is composed of Philip J. Lasco, Brian P. Petty, Russell H. Van Gilder, Jr., and Glen J. Pieczynski. The responsibilities of the Audit Committee are to participate with the management of the Bank in selecting and recommending to the Board of Directors the outside audit firm to be retained; to review with management and auditors the scope of the proposed audit; to review the annual audit with management and the outside auditors before final figures are published; to review with management the periodic examinations made by supervisory authorities and any replies required in connection with such examination; to review quarterly the role and scope of the work performed by the Bank's internal auditor; and to review programs and procedures with management to avoid conflicts of interest and any other aspects of business ethics.


     The Compensation Committee met three times during 1996 and is composed of Russell H. Van Gilder, Jr., Robert J. Dery, Forrest A. Shook and Brian P. Petty. The responsibility of the Compensation Committee is to recommend to the Board of Directors of the Bank the compensation of Bank officers.

     Twelve regular and four special meetings of the Board of Directors of the Bank were held during 1996. The Board of Directors of the Corporation held 12 regular and two special meetings during 1996.

PROPOSAL TO INCREASE AUTHORIZED COMMON STOCK

     The second matter to be considered at the Annual Meeting will be the approval of a proposal to amend the Corporation's Articles of Incorporation to increase the number of shares that the Corporation is authorized to issue from 1,000,000 to 2,000,000. Presently, there are 677,147 shares of Common Stock issued and outstanding, and only 322,853 shares available for future issuances, as for example in connection with stock splits or dividends or pursuant to the Dividend Reinvestment Plan. Your Board has proposed this amendment to ensure that there will be a sufficient number of shares of Common Stock available for issuance if, as and when it may be in the best interests of the Corporation and the shareholders to do so. Other than in connection with the ongoing Dividend Reinvestment Plan and the other stock plans approved by shareholders at the 1996 Annual Meeting, the Corporation has no present plans for the issuance or sale of the shares sought to be authorized.

     The proposed amendment will be approved if it receives the affirmative votes of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the Annual Meeting. Abstentions are treated as shares present, or represented, at the Annual Meeting, and have the practical effect of a "no" vote. Broker nonvotes are considered to be shares not present at the Annual Meeting for this purpose, and are neither counted towards the base number (a majority of which is required for passage) nor as a vote either affirmatively or negatively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of February 14, 1997, the shareholdings of (a) each person known to the Corporation to be the beneficial owner of more than 5% of the Corporation's Common Stock, (b) each of the incumbent Directors and Director nominees, (c) each person named in the Summary Compensation Table below, and (d) all Directors and Executive Officers as a group, according to information furnished to the Corporation by these persons.

                    NAME AND ADDRESS OF                          AMOUNT AND NATURE OF      PERCENT OF
                      BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)     CLASS(2)
                    -------------------                         -----------------------    ----------
Jon S. Gerych...............................................             1,165                *
  13168 Sam Hill Lane
  Fenton, Michigan 48430
Thomas P. McKenney..........................................               570(3)             *
  304 E. Maple Street
  Holly, Michigan 48442
Glen J. Pieczynski..........................................             1,068(3)             *
  506 Riverside Drive
  Linden, Michigan 48451
Philip J. Lasco.............................................               946(3)             *
  1020 East Street
  Fenton, Michigan 48430
Brian P. Petty..............................................             1,286(3)             *
  10488 Jayne Valley Lane
  Fenton, Michigan 48430
Richard A. Bagnall..........................................             2,315(3)             *
  4186 Owen Rd.
  Fenton, Michigan 48430
Russell H. Van Gilder, Jr. .................................             4,126(3)            1.0
  4707 Vincent Dr.
  Holly, Michigan 48442
Robert J. Dery..............................................            20,694(4)              3.1
  307 West Elizabeth Street
  Fenton, Michigan 48430
Donald L. Grill.............................................             1,700(3)                *
  One Fenton Square
  Fenton, Michigan 48430
Forrest A. Shook............................................               972                   *
  29830 Beck Rd.
  Wixom, Michigan 48393
Donald E. Johnson, Jr. .....................................            73,425                10.8
  Trustee u/a/d 5/18/93
  SNB Trust Operations
  101 N. Washington Avenue
  Saginaw, Michigan 48607
Linda J. Lemieux............................................            37,825                 5.6
  SNB Trust Operations
  101 N. Washington Avenue
  Saginaw, Michigan 48607
Mary Alice Heaton...........................................            37,818                 5.6
  Trustee of the Mary Alice
  Heaton Trust dtd 8/29/91
  c/o Second National Bank
  101 N. Washington Avenue
  Saginaw, Michigan 48607
Robert L. Cole..............................................                58(5)                *
  1010 Main Street
  Fenton, Michigan 48430
Carolyn M. Spicer...........................................               769                   *
  One Fenton Square
  Fenton, Michigan 48430
All Directors and Executive Officers as a Group (12
  persons)..................................................            35,810                 5.2

-------------------------
(1) The number of shares in this column includes shares owned directly or indirectly, through any contract, arrangement, understanding or relationship, or the indicated beneficial owner otherwise has the power to vote, or direct the voting of, and/or has investment power.

(2) The symbol *, shown in this column, indicates ownership of less than 1%.

(3) Ownership and voting rights of all shares are joint with spouse.

(4) Does not include 12,359 shares held by his spouse, as to which he disclaims any beneficial interest. Includes 909 shares held jointly with grandchildren.

(5) Includes certain shares held jointly with his spouse.

EXECUTIVE OFFICERS

     The table below sets forth certain information as to the present Executive Officers of the Corporation and the Bank. Executive Officer appointments are made or reaffirmed annually at the organizational meeting of the Board of Directors immediately following the Annual Meeting of Shareholders. Mr. Dery will resign as Chairman as of the meeting date, and it is expected that Mr. Van Gilder will be elected Chairman. At its regular meetings, the Board may also make other Executive Officer appointments.


                                                                                            YEAR BECAME
                                                                                             EXECUTIVE
               NAME                   AGE                BUSINESS EXPERIENCE                  OFFICER
               ----                   ---                -------------------                -----------
Robert J. Dery                        70    Chairman of the Board, Fentura Bancorp, Inc.,      1987
                                            1992 to present; Chairman of the Board, The
                                            State Bank, 1992 to present; Vice Chairman of
                                            the Board, Fentura Bancorp, Inc., 1987 to
                                            1992; Vice Chairman of the Board, The State
                                            Bank, 1986 to 1992; Owner & President,
                                            Hitchcock-Dery Agency, Inc. Independent
                                            Insurance Agents, 1965 to 1994; Retired 1994
                                            to present
Russell H. Van Gilder, Jr.            62    Vice Chairman of the Board of Fentura Bancorp,     1995
                                            Inc., 1995 to present; Vice Chairman of the
                                            Board of The State Bank, 1995 to present;
                                            Director of Fentura Bancorp, Inc., 1987 to
                                            present; Director of The State Bank, 1981 to
                                            present; President (1975 to 1996) and Chairman
                                            (1996 to present) VG's Food Center, Inc.
Donald L. Grill                       49    President and Chief Executive Officer of the       1996
                                            Corporation and The State Bank, 1996 to
                                            present; Director, The State Bank, 1996 to
                                            present. Various executive positions
                                            (including Vice President, Executive Vice
                                            President, President and Chief Executive
                                            Officer) with First of America Bank
                                            Corporation and its subsidiaries, 1983-1996
Richard A. Bagnall                    55    Executive Vice President of The State Bank,        1988
                                            1988 to present; Treasurer of Fentura Bancorp,
                                            Inc., 1988 to present; Director & Secretary to
                                            Board of Directors, Fentura Bancorp, Inc.,
                                            1990 to present; Director of The State Bank,
                                            1989 to present; Secretary to the Board of
                                            Directors of The State Bank, 1990 to present
Carolyn M. Spicer                     49    Senior Vice President of The State Bank, 1992      1992
                                            to present; Vice President of The State Bank,
                                            1987 to 1992
Ronald L. Justice                     32    Vice President and Chief Financial Officer of      1995
                                            Fentura Bancorp, Inc. and The State Bank, 1995
                                            to present; Vice President of Corporate
                                            Administration, 1992 to 1994; Controller and
                                            Cashier, 1990 to 1992; Chief Auditor, 1987 to
                                            1990


EXECUTIVE COMPENSATION

     The Corporation paid no cash compensation in 1996 to any Director or Executive Officer other than compensation paid by the Bank, and management has no present intention of instituting any such compensation. However, if substantial duties unrelated to the operation of the Bank develop, this policy will be reexamined as necessary in order to attract and retain qualified Directors and Executive Officers for the Corporation. All of the current officers of the Corporation are also Directors and/or employees of the Bank, and all such officers have been compensated by the Bank.

     The following table sets forth the aggregate cash remuneration paid or accrued by the Bank during 1996 to the two persons who served as Chief Executive Officer of the Corporation at various times in 1996, and the two other executive officers of the Corporation whose aggregate cash remuneration for 1996 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                          ANNUAL COMPENSATION
                                            ------------------------------------------------     ALL OTHER
                                                                              OTHER ANNUAL      COMPENSATION
      NAME AND PRINCIPAL POSITION           YEAR    SALARY($)    BONUS($)    COMPENSATION($)       ($)(1)
      ---------------------------           ----    ---------    --------    ---------------    ------------
Donald L. Grill.........................    1996    $  6,717     $   -0-         $   -0-           $  -0-
  President and Chief Executive Officer
  (from December 1996)
Robert L. Cole..........................    1996    $134,399     $50,625         $ 3,000           $1,138
  President and Chief                       1995     125,000      42,600           9,500            1,138
  Executive Officer (until                  1994     115,000      75,715           8,850            1,650
  April 24, 1996)
Richard A. Bagnall......................    1996    $136,199     $39,900         $10,250           $2,119
  Executive Vice President                  1995     105,000      48,600           9,500            2,250
  -- Senior Lender                          1994     100,000      55,600           8,850            1,807
Carolyn M. Spicer.......................    1996    $ 89,701     $32,000         $   650           $1,609
  Senior Vice President                     1995      80,000      22,176             600            1,547
  Retail Banking                            1994      66,000      32,400             750            1,147

-------------------------
(1) Employer contribution amount to 401(k) plan for employee's account.

DIRECTORS' FEES

     The Corporation paid no fees during 1996 to Directors of the Corporation for their services as Directors. However, each of the Directors of the Corporation was also a Director of the Bank. The Bank paid its Directors fees of $22,500 for the Chairman, $11,750 for the Vice Chairman, and $10,250 for other Directors. All such fees paid to the individuals named in the above Summary Compensation Table during 1996 are included in that Table.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Corporation and the Bank have entered into a Severance Compensation Agreement with each of Donald L. Grill and Richard A. Bagnall. Under these agreements, if a "change in control" (as defined in the agreements) occurs while the executive is an employee of the Bank or the Corporation, and if within five years thereafter the executive's employment is terminated by the Bank without "cause", by the executive for "good reason", or by either party because of the executive's death or "disability" (in each case, as such terms are defined in the agreements), then the Bank shall thereafter pay the executive an annual amount equal to 50% of the highest amount of the executive's "annual compensation" (as defined in the agreements) in the five preceding calendar years, for a period of five years after the termination date (or until the first day of the month immediately preceding the executive's "normal retirement date", if earlier). If the executive dies after this payment obligation begins, or if the executive so elects, the Bank will be obligated to make a lump sum payment of these payments, discounted to the then present value using a 10% per year discount rate. In addition, the Bank shall provide the executive with hospital and medical coverage for the full "COBRA" period. However, if the payments exceed the ceiling amount for deductibility under Section 280G of the Internal Revenue Code of 1986, then the payments shall be reduced to the maximum amount allowable under Section 280G.

TRANSACTIONS WITH CERTAIN INTERESTED PARTIES

     Certain Directors and Executive Officers of the Corporation, including their associates, were loan customers of the Bank during 1996, 1995, and 1994. Such loans were made in the ordinary course of business at the Bank's normal credit terms and interest rates, and do not represent more than a normal risk of collection. Total loans to these persons at December 31, 1996, 1995 and 1994 amounted to $1,448,047, $1,645,412, and $1,543,208, respectively. During 1996,
$68,075 of new loans were made and repayments totaled $133,531. At December 31, 1996, these loans aggregated 8.68% of consolidated stockholders' equity.

SHAREHOLDER PROPOSALS

     Any proposal by a shareholder of the Corporation to be considered for inclusion in the Proxy Statement for the 1998 Annual Meeting of Shareholders must be received by Richard A. Bagnall, Secretary, at the principal executive offices of the Corporation by October 25, 1997.

FINANCIAL STATEMENTS AND ANNUAL REPORTS TO SHAREHOLDERS

     A copy of the Corporation's 1996 Annual Report, which includes consolidated financial statements of the Corporation and the Bank for the year ended December 31, 1996, together with related notes thereto, is being mailed to shareholders with this Proxy Statement. Additional copies of the 1996 Annual Report as well as copies of the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1996 (including the financial statements and financial statement schedules) may be obtained upon request from Donald L. Grill, President, at the Corporation's principal office, One Fenton Square, Fenton, Michigan 48430-0725, telephone number (810) 750-8725.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Certain parties are required to file under Section 16 of the Securities Exchange Act of 1934 reports of ownership and changes of ownership with the Securities and Exchange Commission, and to provide copies of such reports to the Corporation.

     Based solely on information provided to the Corporation by the responsible individuals, the Corporation believes that during the preceding year all responsible persons timely filed all reports required by Section 16.

INDEPENDENT ACCOUNTANTS

     Grant Thornton, the Corporation's independent public accountants for 1996, will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions that may be asked by shareholders.

COST OF SOLICITING PROXIES

     The cost of soliciting Proxies will be borne by the Corporation. The solicitation of Proxies will be made primarily by mail. Proxies may also be solicited by officers and regular employees of the Corporation and the Bank personally and by telephone, telegraph or other means, for which they will receive no additional compensation and at a minimal cost to the Corporation. Arrangements may also be made directly by the Corporation with banks, brokerage houses, custodians, nominees and fiduciaries to forward soliciting matter to the beneficial owners of stock held of record by them and to obtain authorization for the execution of Proxies. The Corporation may reimburse such institutional holders for reasonable expenses incurred by them in connection therewith.

                                          By Order of the Board of Directors

                                          RICHARD A. BAGNALL
                                          Secretary

February 21, 1997

                                   P R O X Y

                             FENTURA BANCORP, INC.
                               ONE FENTON SQUARE
                          FENTON, MICHIGAN 48430-0725

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FENTURA BANCORP,
                                      INC.

       The undersigned hereby appoints Richard A. Bagnall and Russell H. Van Gilder, Jr. as Proxies, each with power to appoint his substitute, and hereby authorizes each and any of them to represent and to vote with respect to the matters set forth below and in their discretion as to such other matters as may properly be brought before the meeting or any adjournment thereof, all the shares of Common Stock, $5.00 par value, of Fentura Bancorp, Inc. held of record by the undersigned at the Annual Meeting of Shareholders to be held on March 19, 1997, or any adjournment or adjournments thereof.

       This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR the election of both of the below named individuals, and FOR approval of the proposed amendment to the Fentura Bancorp, Inc. Articles of Incorporation to increase the authorized shares of Common Stock from 1,000,000 to 2,000,000.

       The Board of Directors recommends a vote FOR the election of both of the below named individuals, and FOR approval of the proposed amendment to the Fentura Bancorp, Inc. Articles of Incorporation to increase the authorized shares of Common Stock from 1,000,000 to 2,000,000.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                             ELECTION OF DIRECTORS

       1. To elect two Directors to serve as "Class III Directors" for a term until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified.


                Nominees:   Class III Directors

                            -----------------------------------------------
                            Donald L. Grill
                            Forrest A. Shook

       FOR [ ] ALL NOMINEES      WITHHOLD [ ] ALL NOMINEES          ABSTAIN [ ]

FOR [ ] ALL NOMINEES, except vote withheld from the following nominee(s):
              ---------------------------------------------------
           (type or print name of nominees for whom vote is withheld)

                         APPROVAL OF ARTICLES AMENDMENT

       2. To approve the proposed amendment to the Fentura Bancorp, Inc. Articles of Incorporation to increase the authorized shares of Common Stock from 1,000,000 to 2,000,000.

       FOR [ ] APPROVAL          AGAINST [ ] APPROVAL          ABSTAIN [ ]

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian or in other representative capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature, if held jointly
                                        Dated:                    1997
                                              -------------------,
                                        TOTAL SHARES: